SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  June 9, 2005

Credit Suisse First Boston Mortgage Securities Corp.
Home Equity Pass-Through Certificates Series 2004-AA1

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-120966	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of October 1, 2004, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wells Fargo Bank, N.A., as a servicer (in such capacity “WFBNA”), as back-up servicer and as master servicer and Ocwen Federal Bank FSB, as a servicer (“Ocwen” and together with WFBNA, the “Servicers”), The Murrayhill Company, as credit risk manager and U.S. Bank National Association, as trustee (the “Pooling and Servicing Agreement”), in connection with the issuance by Credit Suisse First Boston Mortgage Securities Corp. of Home Equity Pass-Through Certificates Series 2004-AA1.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(q)

Not applicable.

(r)

Not applicable.

(s)

Exhibits:

4.1	Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON
MORTGAGE SECURITIES CORP.

By: /s/ John P. Graham

    Name: John P. Graham

    Title: Vice President

Dated:  June 9, 2005

EXHIBIT 4.1

[See Tab 3]